Exhibit 99.1

PROMINENT ENTERTAINMENT INDUSTRY EXECUTIVE JOINS CINEMARK BOARD

Plano, TX, June 4, 2015 – Cinemark Holdings, Inc. (NYSE: CNK), a leading motion picture exhibitor, announced today that Mark Zoradi has been elected to the Board of Cinemark Holdings, Inc., effective June 4, 2015. Mr. Zoradi was elected to fill the vacancy created by the departure of Mr. Peter Ezersky and shall serve the remainder of Mr. Ezersky’s term as a member of the Class II directors.

“We are pleased that Mark has joined the Cinemark Board,” said Lee Roy Mitchell, Chairman of the Board at Cinemark. “Mark will be a strong addition to the Board and his experience in the entertainment industry will be a great asset to the Company.”

Mr. Zoradi, 61, was until January 2015, the Chief Operating Officer of Dreamworks Animation SKG, Inc., the well-known animation studio. From January 2011 until July 2014, Mr. Zoradi was the President and Chief Operating Officer of Dick Cook Studios, a new media and entertainment start up company. Prior to that, Mr. Zoradi worked at The Walt Disney Company, most recently serving as the President of Walt Disney Studios Motion Picture Group. During his 30-year tenure with Disney, Mr. Zoradi served in a variety of positions of increasing responsibility, including as the General Manager of Buena Vista Television and President of Buena Vista International with responsibility for the international theatrical and home entertainment marketing and distribution of Disney, Touchstone and Pixar films.

About Cinemark Holdings, Inc.

Cinemark is a leading domestic and international motion picture exhibitor, operating 497 theatres with 5,687 screens in 41 U.S. states, Brazil, Argentina and 11 other Latin American countries as of March 31, 2015. For more information go to investors.cinemark.com.

Financial Contact:

Chanda Brashears – 972-665-1671 or cbrashears@cinemark.com

Media Contact:

James Meredith – 972-665-1060 or jmeredith@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company’s Annual Report on Form 10-K filed February 27, 2015 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.